Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (98.2%)
Brazil (2.4%)
B3 SA - Brasil Bolsa Balcao	7,859,156	16,585
Canada (4.9%)
Bank of Nova Scotia	282,654	18,531
BCE Inc.	279,080	14,367
		32,898
Denmark (2.1%)
Vestas Wind Systems A/S	335,151	14,489
France (5.5%)
Cie Generale des Etablissements Michelin SCA	138,464	21,769
Schneider Electric SE	90,601	15,621
		37,390
Hong Kong (2.4%)
AIA Group Ltd.	1,438,000	16,116
Japan (4.7%)
Recruit Holdings Co. Ltd.	246,700	16,410
Mitsubishi UFJ Financial Group Inc.	2,880,600	15,796
		32,206
Netherlands (6.1%)
ING Groep NV	1,519,440	23,048
Koninklijke DSM NV	42,811	9,353
Wolters Kluwer NV	86,798	9,090
		41,491
Singapore (3.5%)
DBS Group Holdings Ltd.	1,008,187	23,559
Spain (5.1%)
Industria de Diseno Textil SA	545,990	19,778
Iberdrola SA	1,277,933	15,104
		34,882
Sweden (1.7%)
Atlas Copco AB Class A	179,100	11,534
Switzerland (2.2%)
Novartis AG (Registered)	182,250	15,074
Taiwan (2.5%)
Taiwan Semiconductor Manufacturing Co. Ltd.	790,000	16,764

			Shares	Market Value ($000)
United Kingdom (8.2%)
*	Compass Group plc		1,058,928	22,471
	National Grid plc		1,392,788	17,833
	Diageo plc		306,276	15,238
				55,542
United States (46.9%)
	Microsoft Corp.		127,513	42,286
	Merck & Co. Inc.		292,743	25,776
	Home Depot Inc.		59,530	22,130
	Visa Inc. Class A		100,863	21,360
	Northern Trust Corp.		171,931	21,154
	Cisco Systems Inc.		373,068	20,880
	Colgate-Palmolive Co.		232,624	17,724
	Texas Instruments Inc.		91,649	17,182
	Accenture plc Class A		47,432	17,018
	Starbucks Corp.		156,188	16,567
	Progressive Corp.		168,473	15,985
	Automatic Data Processing Inc.		69,418	15,584
	Prologis Inc.		105,154	15,243
	Deere & Co.		43,973	15,052
	Ecolab Inc.		60,344	13,410
	Baxter International Inc.		151,564	11,967
	Trane Technologies plc		51,019	9,231
				318,549
Total Common Stocks (Cost $559,124)				667,079
		Coupon
Temporary Cash Investments (2.7%)
Money Market Fund (2.7%)
[1]	Vanguard Market Liquidity Fund (Cost $17,927)	0.070%	179,277	17,927
Total Investments (100.9%) (Cost $577,051)				685,006
Other Assets and Liabilities—Net (-0.9%)				(5,798)
Net Assets (100%)				679,208
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	368,032	—	—	368,032
Common Stocks—Other	—	299,047	—	299,047
Temporary Cash Investments	17,927	—	—	17,927
Total	385,959	299,047	—	685,006